Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert D. Ravnaas, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report on Form 10-Q of Kimbell Royalty Partners, LP for the fiscal quarter ended March 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Kimbell Royalty Partners, LP.

May 9, 2019

/s/ Robert D. Ravnaas
Chief Executive Officer and Chairman of the Board of Directors of Kimbell Royalty GP, LLC, the general partner of Kimbell Royalty Partners, LP (Principal Executive Officer)